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                                                                Exhibit No. 2(a)
                            MANAGED ACCOUNTS SERVICES
                                 PORTFOLIO TRUST






                                     BY-LAWS






                                September 9, 1994
                             (Revised June 9, 1995)

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                                TABLE OF CONTENTS
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ARTICLE I.........................................................................................................1
PRINCIPAL OFFICE AND SEAL.........................................................................................1
         Section 1.  Principal Office.............................................................................1
         Section 2.  Seal.........................................................................................1

ARTICLE II........................................................................................................1
MEETINGS OF TRUSTEES..............................................................................................1
         Section 1.  Action by Trustees...........................................................................1
         Section 2.  Compensation of Trustees.....................................................................1
         Section 3.  Retirement of Trustees.......................................................................1

ARTICLE III.......................................................................................................1
COMMITTEES........................................................................................................1
         Section 1.  Establishment................................................................................1
         Section 2.  Proceedings; Quorum; Action..................................................................2
         Section 3.  Compensation of Committee Members............................................................2

ARTICLE IV........................................................................................................2
OFFICERS..........................................................................................................2
         Section 1.  General......................................................................................2
         Section 2.  Election, Tenure and Qualifications of Officers..............................................2
         Section 3.  Vacancies and Newly Created Offices..........................................................2
         Section 4.  Removal and Resignation......................................................................2
         Section 5.  Chairman.....................................................................................3
         Section 6.  President....................................................................................3
         Section 7.  Vice President(s)............................................................................3
         Section 8.  Treasurer and Assistant Treasurer(s).........................................................3
         Section 9.  Secretary and Assistant Secretaries..........................................................4
         Section 10.  Compensation of Officers....................................................................4
         Section 11.  Surety Bond.................................................................................4

ARTICLE V.........................................................................................................4
MEETINGS OF SHAREHOLDERS..........................................................................................4
         Section 1.  No Annual Meetings...........................................................................4
         Section 2.  Special Meetings.............................................................................4
         Section 3.  Notice of Meetings; Waiver...................................................................5
         Section 4.  Adjourned Meetings...........................................................................5
         Section 5.  Validity of Proxies..........................................................................5
         Section 6.  Record Date..................................................................................6
         Section 7.  Action Without a Meeting.....................................................................6


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ARTICLE VI........................................................................................................6
SHARES OF BENEFICIAL INTEREST.....................................................................................6
         Section 1.  No Share Certificates........................................................................6
         Section 2.  Transfer of Shares...........................................................................6

ARTICLE VII.......................................................................................................6
CUSTODY OF SECURITIES.............................................................................................6
         Section 1.  Employment of a Custodian....................................................................6
         Section 2.  Termination of Custodian Agreement...........................................................6
         Section 3.  Other Arrangements...........................................................................7

ARTICLE VIII......................................................................................................7
FISCAL YEAR AND ACCOUNTANT........................................................................................7
         Section 1.  Fiscal Year..................................................................................7
         Section 2.  Accountant...................................................................................7

ARTICLE IX........................................................................................................7
AMENDMENTS........................................................................................................7
         Section 1.  General......................................................................................7
         Section 2.  By Shareholders Only.........................................................................7

ARTICLE X.........................................................................................................7
NET ASSET VALUE...................................................................................................7

ARTICLE XI........................................................................................................8
INVESTMENTS.......................................................................................................8
         Section 1.  Investment Objectives, Policies and Restrictions.............................................8
         Section 2.  Amendment of Investment Objectives, Policies and Restrictions................................8

ARTICLE XII.......................................................................................................8
MISCELLANEOUS.....................................................................................................8
         Section 1.  Inspection of Books..........................................................................8
         Section 2.  Severability.................................................................................8
         Section 3.  Headings.....................................................................................9
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

                                     BY-LAWS

                                       OF

                    MANAGED ACCOUNTS SERVICES PORTFOLIO TRUST


         These By-laws of Managed Accounts Services Portfolio Trust (the "Trust"), a Delaware business trust, are subject to the Trust Instrument of the Trust dated as of September 9, 1994, as from time to time amended, supplemented or restated (the "Trust Instrument"). Capitalized terms used herein have the same meanings as in the Trust Instrument.

                                    ARTICLE I
                            PRINCIPAL OFFICE AND SEAL

SECTION 1. PRINCIPAL OFFICE. The principal office of the Trust shall be located in New York, New York, or such other location as the Trustees determine. The Trust may establish and maintain other offices and places of business as the Trustees determine.

SECTION 2. SEAL. The Trustees may adopt a seal for the Trust in such form and with such inscription as the Trustees determine. Any Trustee or officer of the Trust shall have authority to affix the seal to any document.

                                   ARTICLE II
                              MEETINGS OF TRUSTEES

SECTION 1. ACTION BY TRUSTEES. Trustees may take actions at meetings held at such places and times as the Trustees may determine, or without meetings, all as provided in Article II, Section 7, of the Trust Instrument.

SECTION 2. COMPENSATION OF TRUSTEES. Each Trustee who is neither an employee of an investment adviser of the Trust or any Series nor an employee of an entity affiliated with the investment adviser may receive such compensation from the Trust for services and reimbursement for expenses as the Trustees may determine.

SECTION 3. RETIREMENT OF TRUSTEES. Each Trustee who has attained the age of seventy-two (72) years as of December 31 of any year shall retire from service as a Trustee on such date unless that retirement would cause the Trust to be required to call a meeting of Shareholders to fill the resulting vacancy on the Board of Trustees. Notwithstanding anything in this Section, a Trustee may retire at any time as provided for in the Trust Instrument.

                                   ARTICLE III
                                   COMMITTEES

SECTION 1. ESTABLISHMENT. The Trustees may designate one or MORE committees of the Trustees, which may include an Executive Committee, a Nominating Committee, and an Audit Committee. The Trustees shall determine the number of members of each committee and its

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powers and shall appoint its members and its chair. Each committee member shall serve at the pleasure of the Trustees. The Trustees may abolish any committee at any time. Each committee shall maintain records of its meetings and report its actions to the Trustees. The Trustees may rescind any action of any committee, but such rescission shall not have retroactive effect. The Trustees may delegate to any committee any of its powers, subject to the limitations of applicable law.

SECTION 2. PROCEEDINGS; QUORUM; ACTION. Each committee may adopt such rules governing its proceedings, quorum and manner of acting as it shall deem proper and desirable. In the absence of such rules, a majority of any committee shall constitute a quorum, and a committee shall act by the vote of a majority of a quorum.

SECTION 3. COMPENSATION OF COMMITTEE MEMBERS. Each committee member who is not an "interested person" of the Trust, as defined in the 1940 Act ("Disinterested Trustees") may receive such compensation from the Trust for services and reimbursement for expenses as the Trustees may determine.

                                   ARTICLE IV
                                    OFFICERS

SECTION 1. GENERAL. The officers of the Trust shall be a Chairman, a President, one or more Vice Presidents, a Treasurer, and a Secretary, and may include one or more Assistant Treasurers or Assistant Secretaries and such other officers ("Other Officers") as the Trustees may determine.

SECTION 2. ELECTION, TENURE AND QUALIFICATIONS OF OFFICERS. The Trustees shall elect the officers of the Trust, except those appointed as provided in Section 9 of this Article. Each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Any person may hold one or more offices, except that the Chairman and the Secretary may not be the same individual. A person who holds more than one office in the Trust may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer. No officer other than the Chairman need be a Trustee or Shareholder.

SECTION 3. VACANCIES AND NEWLY CREATED OFFICES. Whenever a vacancy shall occur in any office or if any new office is created, the Trustees may fill such vacancy or new office.

SECTION 4. REMOVAL AND RESIGNATION. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause. The Trustees may delegate this power to the Chairman or President with respect to any Other Officer. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer may resign from office at any time by delivering a written resignation to the Trustees, Chairman, or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.


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SECTION 5. CHAIRMAN. The Chairman shall be the chief executive officer of the
Trust. Subject to the direction of the Trustees, the Chairman shall have general charge, supervision and control over the Trust's business affairs and shall be responsible for the management thereof and the execution of policies established by the Trustees. The Chairman shall preside at any Shareholders' meetings and at all meetings of the Trustees and shall in general exercise the powers and perform the duties of the Chairman of the Trustees. Except as the Trustees may otherwise order, the Chairman shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents. The Chairman also shall have the power to employ attorneys, accountants and other advisers and agents for the Trust. The Chairman shall exercise such other powers and perform such other duties as the Trustees may assign to the Chairman.

SECTION 6. PRESIDENT. The President shall have such powers and perform such duties as the Trustees or the Chairman may determine. At the request or in the absence or disability of the Chairman, the President shall perform all the duties of the President and, when so acting, shall have all the powers of the President.

SECTION 7. VICE PRESIDENT(S). The Vice President(s) shall have such powers and perform such duties as the Trustees or the Chairman may determine. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) shall perform all the duties of the President and, when so acting, shall have all the powers of the President. The Trustees may designate a Vice President as the principal financial officer of the Trust or to serve one or more other functions. If a Vice President is designated as principal financial officer of the Trust, he or she shall have general charge of the finances and books of the Trust and shall report to the Trustees annually regarding the financial condition of each Series as soon as possible after the close of such Series' fiscal year. The Trustees also may designate one of the Vice Presidents as Executive Vice President.

SECTION 8. TREASURER AND ASSISTANT TREASURER(S). The Treasurer may be designated as the principal financial officer or as the principal accounting officer of the Trust. If designated as principal financial officer, the Treasurer shall have general charge of the finances and books of the Trust, and shall report to the Trustees annually regarding the financial condition of each Series as soon as possible after the close of such Series' fiscal year. The Treasurer shall be responsible for the delivery of all funds and securities of the Trust to such company as the Trustees shall retain as Custodian. The Treasurer shall furnish such reports concerning the financial condition of the Trust as the Trustees may request. The Treasurer shall perform all acts incidental to the office of Treasurer, subject to the Trustees' supervision, and shall perform such additional duties as the Trustees may designate.

         Any Assistant Treasurer may perform such duties of the Treasurer as the Trustees or the Treasurer may assign, and, in the absence of the Treasurer, may perform all the duties of the Treasurer.


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SECTION 9. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall record all votes and proceedings of the meetings of Trustees and Shareholders in books to be kept for that purpose. The Secretary shall be responsible for giving and serving notices of the Trust. The Secretary shall have custody of any seal of the Trust and shall be responsible for the records of the Trust, including the Share register and such other books and documents as may be required by the Trustees or by law. The Secretary shall perform all acts incidental to the office of Secretary, subject to the supervision of the Trustees, and shall perform such additional duties as the Trustees may designate.

         Any Assistant Secretary may perform such duties of the Secretary as the Trustees or the Secretary may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

SECTION 10. COMPENSATION OF OFFICERS. Each officer may receive such compensation from the Trust for services and reimbursement for expenses as the Trustees may determine.

SECTION 11. SURETY BOND. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Securities and Exchange Commission ("Commission")) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his or her duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his or her hands.

                                    ARTICLE V
                            MEETINGS OF SHAREHOLDERS

SECTION 1. NO ANNUAL MEETINGS. There shall be no annual Shareholders' meetings, unless required by law.

SECTION 2. SPECIAL MEETINGS. The Secretary shall call a special meeting of Shareholders of any Series or Class whenever ordered by the Trustees.

         The Secretary also shall call a special meeting of Shareholders of any Series or Class upon the written request of Shareholders owning at least ten percent of the Outstanding Shares of such Series or Class entitled to vote at such meeting; provided, that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders. If the Secretary fails for more than thirty days to call a special meeting when required to do so, the Trustees or the Shareholders requesting such a meeting may, in the name of the Secretary, call the meeting by giving the required notice. The Secretary shall not call a special meeting upon the request of Shareholders of any Series or Class to consider any matter that is substantially the same as a matter voted upon at any special meeting of Shareholders of


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such Series or Class held during the preceding twelve months, unless requested by the holders of a majority of the Outstanding Shares of such Series or Class entitled to be voted at such meeting.

         A special meeting of Shareholders of any Series or Class shall be held at such time and place as is determined by the Trustees and stated in the notice of that meeting.

SECTION 3. NOTICE OF MEETINGS; WAIVER. The Secretary shall call a special meeting of Shareholders by giving written notice of the place, date, time, and purposes of that meeting at least fifteen days before the date of such meeting. The Secretary may deliver or mail, postage prepaid, the written notice of any meeting to each Shareholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail directed to the Shareholder at his or her address as it appears on the records of the Trust.

SECTION 4. ADJOURNED MEETINGS. A Shareholders' meeting may be adjourned one or more times for any reason, including the failure of a quorum to attend the meeting. No notice of adjournment of a meeting to another time or place need be given to Shareholders if such time and place are announced at the meeting at which the adjournment is taken or reasonable notice is given to persons present at the meeting, and if the adjourned meeting is held within a reasonable time after the date set for the original meeting. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting. If after the adjournment a new record date is fixed for the adjourned meeting, the Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting. Any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

SECTION 5. VALIDITY OF PROXIES. Subject to the provisions of the Trust Instrument, Shareholders entitled to vote may vote either in person or by proxy; provided, that either (1) the Shareholder or his or her duly authorized attorney has signed and dated a written instrument authorizing such proxy to act, or (2) the Trustees adopt by resolution an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Unless the proxy provides otherwise, it shall not be valid for more than eleven months before the date of the meeting. All proxies shall be delivered to the Secretary or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders' meeting. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. At every meeting of Shareholders, unless the voting is conducted by inspectors, the chairman of the meeting shall decide all questions concerning the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes. Subject to the provisions of the Delaware Business


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Trust Act, the Trust Instrument, or these By-laws, the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder shall govern all matters concerning the giving, voting or validity of proxies, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

SECTION 6. RECORD DATE. The Trustees may fix in advance a date up to ninety days before the date of any Shareholders' meeting as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. The Shareholders of record entitled to vote at a Shareholders' meeting shall be deemed the Shareholders of record at any meeting reconvened after one or more adjournments, unless the Trustees have fixed a new record date. If the Shareholders' meeting is adjourned for more than sixty days after the original date, the Trustees shall establish a new record date.

SECTION 7. ACTION WITHOUT A MEETING. Shareholders may take any action without a meeting if a majority (or such greater amount as may be required by law) of the Outstanding Shares entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of Shareholders' meetings. Such written consent shall be treated for all purposes as a vote at a meeting of the Shareholders.

                                   ARTICLE VI
                          SHARES OF BENEFICIAL INTEREST

SECTION 1. NO SHARE CERTIFICATES. Neither the Trust nor any Series or Class shall issue certificates certifying the ownership of Shares, unless the Trustees may otherwise specifically authorize such certificates.

SECTION 2. TRANSFER OF SHARES. Shares shall be transferable only by a transfer recorded on the books of the Trust by the Shareholder of record in person or by his or her duly authorized attorney or legal representative. Shares may be freely transferred and the Trustees may, from time to time, adopt rules and regulations regarding the method of transfer of such Shares.

                                   ARTICLE VII
                              CUSTODY OF SECURITIES

SECTION 1. EMPLOYMENT OF A CUSTODIAN. The Trust shall at all times place and maintain all cash, securities and other assets of the Trust and of each Series in the custody of a custodian meeting the requirements set forth in Article VII,
Section 4 of the Trust Instrument ("Custodian"). The Custodian shall be appointed from time to time by the Board of Trustees, who shall determine its remuneration.

SECTION 2. TERMINATION OF CUSTODIAN AGREEMENT. Upon termination of any Custodian Agreement or the inability of the Custodian to continue to serve as custodian, in either case with respect to the Trust or any Series, the Board of Trustees shall (a) use its best efforts to obtain a successor Custodian; and (b) require that the cash, securities and other assets owned by the Trust or any Series be delivered directly to the successor Custodian.


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

SECTION 3. OTHER ARRANGEMENTS. The Trust may make such other arrangements for the custody of its assets (including deposit arrangements) as may be required by any applicable law, rule or regulation.

                                  ARTICLE VIII
                           FISCAL YEAR AND ACCOUNTANT

SECTION 1.  FISCAL YEAR.  The fiscal year of the Trust shall end on July 31.

SECTION 2. ACCOUNTANT. The Trust shall employ independent certified public accountants as its Accountant to examine the accounts of the Trust and to sign and certify financial statements filed by the Trust. The Accountant's certificates and reports shall be addressed both to the Trustees and to the Shareholders. A majority of the Disinterested Trustees shall select the Accountant at any meeting held within ninety days before or after the beginning of the fiscal year of the Trust, acting upon the recommendation of the Audit Committee. The Trust shall submit the selection for ratification or rejection at the next succeeding Shareholders' meeting, if such a meeting is to be held within the Trust's fiscal year. If the selection is rejected at that meeting, the Accountant shall be selected by majority vote of the Trust's outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of Shareholders called for the purpose of selecting an Accountant. The employment of the Accountant shall be conditioned upon the right of the Trust to terminate such employment without any penalty by vote of a Majority Shareholder Vote at any Shareholders' meeting called for that purpose.

                                   ARTICLE IX
                                   AMENDMENTS

SECTION 1. GENERAL. Except as provided in Section 2 of this Article, these By-laws may be amended by the Trustees, or by the affirmative vote of a majority of the Outstanding Shares entitled to vote at any meeting.

SECTION 2. BY SHAREHOLDERS ONLY. After the issue of any Shares, this Article may only be amended by the affirmative vote of the holders of the lesser of (a) at least two-thirds of the Outstanding Shares present and entitled to vote at any meeting, or (b) at least fifty percent of the Outstanding Shares.

                                    ARTICLE X
                                 NET ASSET VALUE

         The term "Net Asset Value" of any Series shall mean that amount by which the assets belonging to that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Net Asset Value per Share shall be determined separately for each Series and each Class and shall be determined on such days and at such times as the Trustees may determine. The Trustees shall make such determination with respect to securities for which market quotations are readily available, at the market value of such securities, and with respect to other


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

securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the SEC or insofar as permitted by any order of the SEC applicable to the Series or to the Class. The Trustees may delegate any of their powers and duties under this Article X with respect to appraisal of assets and liabilities. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in a similar manner and may fix the time when such redetermined values shall become effective.

                                   ARTICLE XI
                                   INVESTMENTS

SECTION 1. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Trust and/or each Series shall adhere to the fundamental and nonfundamental investment objectives, policies and restrictions applicable to the Trust and/or each Series included in the Trust's current effective registration statement as filed with the Commission. If a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from a change in the value of the assets of a Series shall not be a violation of such investment restrictions.

SECTION 2. AMENDMENT OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. Any investment objectives, policies and restrictions of the Trust or any Series which are deemed to be fundamental may not be changed without the approval of the holders of a majority of the Outstanding Shares of the Trust or of the Series affected which shall mean the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the Outstanding Shares are present or represented by proxy or (ii) more than 50% of the Outstanding Shares. Any investment objectives, policies or restrictions deemed nonfundamental may be changed by vote of the Board of Trustees.

                                   ARTICLE XII
                                  MISCELLANEOUS

SECTION 1. INSPECTION OF BOOKS. The Board of Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions the accounts and books of the Trust or any Series or Class shall be open to the inspection of Shareholders. No Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Board of Trustees or by resolution of Shareholders.

SECTION 2. SEVERABILITY. The provisions of these By-laws are severable. If the Board of Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these By-laws; provided, however, that such determination shall not affect any of the remaining provisions of these By-laws or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any


                                       8
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jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of these By-laws.

SECTION 3. HEADINGS. Headings are placed in these By-laws for convenience of reference only and in case of any conflict, the text of these By-laws rather than the headings shall control.


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